Financial Instruments - Risk Management	12 Months Ended
Oct. 31, 2018
Text block1 [abstract]
Financial Instruments - Risk Management
37	Financial Instruments – Risk Management

The Bank’s principal business activities result in a balance sheet that consists primarily of financial instruments. In addition, the Bank uses derivative financial instruments for both trading and hedging purposes. The principal financial risks that arise from transacting financial instruments include credit risk, liquidity risk and market risk. The Bank’s framework to monitor, evaluate and manage these risks is consistent with that in place as at October 31, 2018:

•

extensive risk management policies define the Bank’s risk appetite, set the limits and controls within which the Bank and its subsidiaries can operate, and reflect the requirements of regulatory authorities. These policies are approved by the Bank’s Board of Directors, either directly or through the Risk Committee of the Board, (the Board);

•	guidelines are developed to clarify risk limits and conditions under which the Bank’s risk policies are implemented;
•	processes are implemented to identify, evaluate, document, report and control risk. Standards define the breadth and quality of information required to make a decision; and
•	compliance with risk policies, limits and guidelines is measured, monitored and reported to ensure consistency against defined goals.

Further details on the fair value of financial instruments and how these amounts were determined are provided in Note 7. Note 10 provides details on the terms and conditions of the Bank’s derivative financial instruments including notional amounts, remaining term to maturity, credit risk, and fair values of derivatives used in trading and hedging activities.

(a)	Credit risk

Credit risk is the risk of loss resulting from the failure of a borrower or counterparty to honour its financial or contractual obligations to the Bank. The Bank’s Credit Risk Appetite and Credit Risk Policy are developed by its Global Risk Management (GRM) department and limits are reviewed and approved by the Board on an annual and biennial basis, respectively. The Credit Risk Appetite defines target markets and risk tolerances that are developed at an all-Bank level, and then further refined at the business line level. The objectives of the Credit Risk Appetite are to ensure that, for the Bank, including the individual business lines:

•	target markets and product offerings are well defined;
•	the risk parameters for new underwritings and for the portfolios as a whole are clearly specified; and
•	transactions, including origination, syndication, loan sales and hedging, are managed in a manner to ensure the goals for the overall portfolio are met.

The Credit Risk Policy sets out, among other things, the credit risk rating systems and associated parameter estimates, the delegation of authority for granting credit, and the calculation of allowance for credit losses. It forms an integral part of enterprise-wide policies and procedures that encompass governance, risk management and control structure.

The Bank’s credit risk rating systems are designed to support the determination of key credit risk parameter estimates which measure credit and transaction risk. For non-retail exposures, parameters are associated with each credit facility through the assignment of borrower and transaction ratings. Borrower risk is evaluated using methodologies that are specific to particular industry sectors and/or business lines. The risk associated with facilities of a given borrower is assessed by considering the facilities’ structural and collateral-related elements. For retail portfolios, product specific models assign accounts into homogeneous segments using internal and external borrower/facility-level credit experience. This process provides for a meaningful differentiation of risk, and allows for appropriate and consistent estimation of loss characteristics at the model and segment level. Further details on credit risk relating to derivatives are provided in Note 10(c).

(i)	Credit risk exposures

Credit risk exposures disclosed below are presented based on the Basel framework utilized by the Bank i.e. exposures subject to credit risk capital. The Bank uses the Advanced Internal Ratings Based approach (AIRB) for all material Canadian, U.S., European portfolios, and effective 2011 for a significant portion of all international corporate and commercial portfolios. The remaining portfolios, including other individual portfolios, are treated under the standardized approach. Under the AIRB approach, the Bank uses internal risk parameter estimates, based on historical experience, for probability of default (PD), loss given default (LGD) and exposure at default (EAD), as defined below:

•	EAD: Generally represents the expected gross exposure – outstanding amount for on-balance sheet exposure and loan equivalent amount for off-balance sheet exposure.
•	PD: Measures the likelihood that a borrower will default within a 1-year time horizon, expressed as a percentage.
•	LGD: Measures the severity of loss on a facility in the event of a borrower’s default, expressed as a percentage of exposure at default.

Under the standardized approach, credit risk is estimated using the risk weights as prescribed by the Basel framework either based on credit assessments by external rating agencies or based on the counterparty type for non-retail exposures and product type for retail exposures. Standardized risk weights also takes into account other factors such as specific provisions for defaulted exposures, eligible collateral, and loan-to-value for real estate secured retail exposures.

As at October 31 ($ millions)	2018				2017
	Exposure at default(1)
Category	Drawn(2)	Undrawn commitments	Other exposures(3)	Total	Total
By counterparty type
Non-retail
AIRB portfolio
Corporate	$146,324	$83,885	$77,751	$307,960	$285,191
Bank	22,680	2,146	16,676	41,502	40,903
Sovereign	188,480	768	6,854	196,102	195,429
	357,484	86,799	101,281	545,564	521,523
Standardized portfolio
Corporate	59,018	5,313	3,802	68,133	59,164
Bank	3,208	160	143	3,511	2,619
Sovereign	5,299	31	6	5,336	6,337
	67,525	5,504	3,951	76,980	68,120
Total non-retail	$425,009	$92,303	$105,232	$622,544	$589,643
Retail
AIRB portfolio
Real estate secured	143,475	17,864	–	161,339	143,160
Qualifying revolving	17,337	28,550	–	45,887	44,384
Other retail	31,176	1,671	–	32,847	31,672
	$191,988	$48,085	$–	$240,073	$219,216
Standardized portfolio
Real estate secured	44,517	–	–	44,517	34,002
Other retail	42,100	–	–	42,100	35,552
	86,617	–	–	86,617	69,554
Total retail	$278,605	$48,085	$–	$326,690	$288,770
Total	$703,614	$140,388	$105,232	$949,234	$878,413
By geography(4)
Canada	$394,279	$89,776	$37,748	$521,803	$502,224
United States	102,265	33,103	42,771	178,139	157,386
Chile	47,048	1,038	5,066	53,152	27,190
Mexico	29,344	1,339	2,611	33,294	30,528
Peru	23,997	1,506	2,992	28,495	28,733
Colombia	12,729	486	434	13,649	10,859
Other International
Europe	25,357	7,041	10,215	42,613	43,030
Caribbean	35,716	1,676	910	38,302	39,358
Latin America (other)	10,232	909	227	11,368	9,035
All other	22,647	3,514	2,258	28,419	30,070
Total	$703,614	$140,388	$105,232	$949,234	$878,413

(1)	Exposure at default is presented after credit risk mitigation. Exposures exclude equity securities and other assets.
(2)

Non-retail drawn includes loans, acceptances, deposits with financial institutions and FVOCI debt securities. Retail drawn includes residential mortgages, credit cards, lines of credit, and other personal loans.

(3)

Non-retail other exposures include off-balance sheet lending instruments such as letters of credit, letters of guarantees, securitizations including nil first loss protection (2017 – nil), derivatives and repo-style transactions (reverse repurchase agreements, repurchase agreements, securities lending and securities borrowing), net of related collateral. Not applicable for retail exposures.

(4)	Geographic segmentation is based upon the location of the ultimate risk of the credit exposure.

Consolidated Statement of Financial Position asset categories cross-referenced to credit risk exposures

The table below provides mapping of on-balance sheet asset categories that are included in the various Basel III exposure categories as presented in the credit risk exposure summary table of these consolidated financial statements. In addition, it also provides other exposures which are subject to market risk and/or other assets which are not subject to market and credit risk with a reconciliation to the Consolidated Statement of Financial Position. The credit risk exposures on certain assets such as cash, precious metals, investment securities (equities) and other assets are not included on the credit risk exposure summary table. Also excluded from the credit risk exposures are certain trading assets and all assets of the Bank’s insurance subsidiaries.

	Credit Risk Exposures						Other Exposures
	Drawn		Other Exposures				Market Risk Exposures
As at October 31, 2018 ($ millions)	Non-retail	Retail	Securitization	Repo-style Transactions	OTC Derivatives	Equity	Also subject to Credit Risk		All Other(1)	Total
Cash and deposits with financial institutions	$58,728	$–	$–	$–	$–	$–	$–	$–	$3,541	$62,269
Precious metals	–	–	–	–	–	–	–	3,191	–	3,191
Trading assets
Securities	24	–	–	–	–	–	–	85,450	–	85,474
Loans	7,183	12	–	–	–	–	6,606	7,139	–	14,334
Other	–	–	–	–	–	–	–	454	–	454
Financial assets designated at fair value through profit or loss	12	–	–	–	–	–	–	–	–	12
Securities purchased under resale agreements and securities borrowed	–	–	–	104,010	–	–	–	–	8	104,018
Derivative financial instruments	–	–	–	–	37,558	–	33,937	–	–	37,558
Investment securities	75,837	–	–	–	–	1,754	–	–	805	78,396
Loans:
Residential mortgages(2)	86,417	166,752	–	–	–	–	–	–	188	253,357
Personal loans	–	94,392	1,613	–	–	–	–	–	14	96,019
Credit cards	–	14,331	687	–	–	–	–	–	1,467	16,485
Business & government	180,164	3,193	7,748	–	–	–	–	–	(67)	191,038
Allowances for credit losses(3)	(560)	(786)	–	–	–	–	–	–	(3,719)	(5,065)
Customers’ liability under acceptances	16,338	–	–	–	–	–	–	–	(9)	16,329
Property and equipment	–	–	–	–	–	–	–	–	2,684	2,684
Investment in associates	–	–	–	–	–	–	–	–	4,850	4,850
Goodwill and other intangibles assets	–	–	–	–	–	–	–	–	17,719	17,719
Other (including Deferred tax assets)	866	711	–	–	–	–	–	–	17,794	19,371
Total	$425,009	$278,605	$10,048	$104,010	$37,558	$1,754	$40,543	$96,234	$45,275	$998,493

(1)	Includes the Bank’s insurance subsidiaries’ assets and all other assets which are not subject to credit and market risks.
(2)	Includes $82.2 billion in mortgages guaranteed by Canada Mortgage Housing Corporation including 90% of privately insured mortgages.
(3)	Amounts for AIRB exposures are reported gross of allowances and amounts for standardized exposures are reported net of allowances.

	Credit Risk Exposures						Other Exposures
	Drawn		Other Exposures				Market Risk Exposures
As at October 31, 2017 ($ millions)	Non-retail	Retail	Securitization	Repo-style Transactions	OTC Derivatives	Equity	Also subject to Credit Risk		All Other(1)	Total
Cash and deposits with financial institutions	$57,104	$–	$–	$–	$–	$–	$–	$–	$2,559	$59,663
Precious metals	–	–	–	–	–	–	–	5,717	–	5,717
Trading assets
Securities	–	–	–	–	–	–	–	78,652	–	78,652
Loans	9,087	–	–	–	–	–	9,087	8,225	–	17,312
Other	–	–	–	–	–	–	–	2,500	–	2,500
Financial assets designated at fair value through profit or loss	13	–	–	–	–	–	–	–	–	13
Securities purchased under resale agreements and securities borrowed	–	–	–	95,319	–	–	–	–	–	95,319
Derivative financial instruments	–	–	–	–	35,364	–	30,648	–	–	35,364
Investment securities	67,255	–	–	–	–	1,281	–	–	733	69,269
Loans:
Residential mortgages(2)	95,692	141,066	–	–	–	–	–	–	158	236,916
Personal loans(3)	–	87,892	1,314	–	–	–	–	–	21	89,227
Credit cards(3)	–	12,289	724	–	–	–	–	–	1,091	14,104
Business & government	158,510	2,878	7,032	–	–	–	–	–	29	168,449
Allowances for credit losses(4)	(649)	–	–	–	–	–	–	–	(3,678)	(4,327)
Customers’ liability under acceptances	13,560	–	–	–	–	–	–	–	–	13,560
Property and equipment	–	–	–	–	–	–	–	–	2,381	2,381
Investment in associates	–	–	–	–	–	–	–	–	4,586	4,586
Goodwill and other intangibles assets	–	–	–	–	–	–	–	–	12,106	12,106
Other (including Deferred tax assets)	1,805	545	–	–	–	–	–	–	12,112	14,462
Total	$402,377	$244,670	$9,070	$95,319	$35,364	$1,281	$39,735	$95,094	$32,098	$915,273

(1)	Includes the Bank’s insurance subsidiaries’ assets and all other assets which are not subject to credit and market risks.
(2)	Includes $91.7 billion in mortgages guaranteed by Canada Mortgage Housing Corporation including 90% of privately insured mortgages.
(3)	Restated to reflect the current period presentation.
(4)	Amounts for AIRB exposures are reported gross of allowances and amounts for standardized exposures are reported net of allowances.

(ii)	Credit quality of non-retail exposures

Credit decisions are made based upon an assessment of the credit risk of the individual borrower or counterparty. Key factors considered in the assessment include: the borrower’s management; the borrower’s current and projected financial results and credit statistics; the industry in which the borrower operates; economic trends; and geopolitical risk. Banking units and Global Risk Management also review the credit quality of the credit portfolio across the organization on a regular basis to assess whether economic trends or specific events may affect the performance of the portfolio.

The Bank’s non-retail portfolio is well diversified by industry. As at October 31, 2018, and October 31, 2017, a significant portion of the authorized corporate and commercial lending portfolio was internally assessed at a grade that would generally equate to an investment grade rating by external rating agencies. There has not been a significant change in concentrations of credit risk since October 31, 2017.

Internal grades (IG) are used to differentiate the risk of default of a borrower. The following table cross references the Bank’s internal borrower grades with equivalent ratings categories utilized by external rating agencies:

Cross referencing of internal ratings to external ratings(1)
Equivalent External Rating
S&P	Moody’s	DBRS	Internal Grade	Internal Grade Code	PD Range(2)
AAA to AA+	Aaa to Aa1	AAA to AA (high)		99 – 98	0.0000% – 0.0448%
AA to A+	Aa2 to A1	AA to A (high)		95	0.0448% – 0.1304%
A to A-	A2 to A3	A to A (low)	Investment grade	90	0.0552% – 0.1402%
BBB+	Baa1	BBB (high)		87	0.0876% – 0.2187%
BBB	Baa2	BBB		85	0.1251% – 0.3176%
BBB-	Baa3	BBB (low)		83	0.1788% – 0.4610%
BB+	Ba1	BB (high)		80	0.2886% – 0.5134%
BB	Ba2	BB		77	0.4658% – 0.5716%
BB-	Ba3	BB (low)	Non-Investment grade	75	0.5716% – 0.7518%
B+	B1	B (high)		73	0.7518% – 1.4444%
B to B-	B2 to B3	B to B (low)		70	1.4444% – 2.7749%
CCC+	Caa1	–		65	2.7749% – 10.1814%
CCC	Caa2	–	Watch list	60	10.1814% – 19.4452%
CCC- to CC	Caa3 to Ca	–		40	19.4452% – 35.4088%
–	–	–		30	35.4088% – 59.5053%
Default			Default	21	100%

(1)	Applies to non-retail portfolio.
(2)	PD ranges overlap across IG codes as the Bank utilizes two risk rating systems for its AIRB portfolios, and each risk rating system has its own separate IG to PD mapping.

Non-retail AIRB portfolio

The credit quality of the non-retail AIRB portfolio, expressed in terms of risk categories of borrower internal grades is shown in the table below:

		2018				2017
		Exposure at Default(1)
As at October 31 ($ millions) Category of internal grades	IG Code	Drawn	Undrawn commitments	Other exposures(2)	Total	Total
Investment grade	99 – 98	$77,598	$2,758	$17,456	$97,812	$91,159
	95	35,694	9,315	19,661	64,670	53,618
	90	25,281	15,394	25,234	65,909	61,508
	87	21,318	13,714	12,513	47,545	44,533
	85	21,472	12,861	9,992	44,325	40,478
	83	22,544	13,230	7,054	42,828	41,600
Non-Investment grade	80	26,618	10,019	2,993	39,630	36,235
	77	20,005	4,944	1,945	26,894	23,058
	75	13,267	2,717	3,296	19,280	20,418
	73	5,905	1,049	566	7,520	7,271
	70	2,157	432	228	2,817	3,758
Watch list	65	892	105	146	1,143	2,167
	60	936	90	78	1,104	761
	40	526	41	9	576	1,311
	30	141	–	–	141	159
Default	21	938	130	110	1,178	1,752
Total		$275,292	$86,799	$101,281	$463,372	$429,786
Government guaranteed residential mortgages(3)		82,192	–	–	82,192	91,737
Total		$357,484	$86,799	$101,281	$545,564	$521,523

(1)	After credit risk mitigation.
(2)

Includes off-balance sheet lending instruments such as letters of credit, letters of guarantee, securitizations, excluding nil first loss protection (2017 – nil), derivatives and repo-style transactions (reverse repurchase agreements, repurchase agreements and securities lending and borrowing), net of related collateral.

(3)	These exposures are classified as sovereign exposures and are included in the non-retail category.

Non-retail standardized portfolio

The non-retail standardized portfolio relies on external credit ratings (e.g. S&P, Moody’s, DBRS, etc.,) of the borrower, if available, to compute regulatory capital for credit risk. Exposures are risk-weight based on prescribed percentages and a mapping process as defined within OSFI’s Capital Adequacy Requirements Guideline. Non-retail standardized portfolio as at October 31, 2018 comprised of drawn, undrawn and other exposures to corporate, bank and sovereign counterparties amounted to $77 billion (October 31, 2017 – $68 billion). Within this portfolio, the majority of Corporate/Commercial exposures are to unrated counterparties, mainly in the Caribbean and Latin American region.

(iii)	Credit quality of retail exposures

The Bank’s retail portfolios consist of a number of relatively small loans to a large number of borrowers. The portfolios are distributed across Canada and a wide range of countries. As such, the portfolios inherently have a high degree of diversification. In addition, as of October 31, 2018, 43% of the Canadian banking residential mortgage portfolio is insured and the average loan-to-value ratio of the uninsured portion of the portfolio is 54%.

Retail AIRB portfolio

The data in the table below provides a distribution of the retail AIRB exposure within each PD range by asset class:

As at October 31 ($ millions)	2018						2017
	Exposure at default(1)
		Real estate secured
Category of (PD) grades	PD range	Mortgages	HELOC	Qualifying revolving	Other retail	Total	Total
Exceptionally Low	0.0000% – 0.0499%	$ –	$–	$11,657	$498	$12,155	$16,026
Very Low	0.0500% – 0.1999%	41,146	32,079	9,348	6,971	89,544	80,507
Low	0.2000% – 0.9999%	73,094	5,130	12,091	16,721	107,036	94,081
Medium Low	1.0000% – 2.9999%	6,494	1,068	7,893	5,123	20,578	17,070
Medium	3.0000% – 9.9999%	738	310	3,594	2,569	7,211	8,583
High	10.0000% – 19.9999%	345	185	354	486	1,370	889
Extremely High	20.0000% – 99.9999%	416	69	803	303	1,591	1,453
Default	100%	195	70	147	176	588	607
Total		$ 122,428	$38,911	$45,887	$32,847	$240,073	$219,216

(1)	After credit risk mitigation.

Retail standardized portfolio

The retail standardized portfolio of $87 billion as at October 31, 2018 (2017 – $70 billion) was comprised of residential mortgages, personal loans, credit cards and lines of credit to individuals, mainly in the Latin American and Caribbean region. Of the total retail standardized exposures, $45 billion (2017 –$34 billion) was represented by mortgages and loans secured by residential real estate, mostly with a loan-to-value ratio of below 80%.

(iv)	Collateral

Collateral held

In the normal course of business, to reduce its exposure to counterparty credit risk, the Bank receives collateral for capital markets related activities. The following are examples of the terms and conditions customary to collateral for these types of transactions:

•	The risks and rewards of the pledged assets reside with the pledgor.
•	Additional collateral is required when the market value of the transaction exceeds thresholds agreed upon with the pledgor.
•	The Bank is normally permitted to sell or repledge the collateral it receives, although this right is specific to each agreement under which the collateral is pledged.
•

Upon satisfaction of the obligation, the Bank must return the pledged assets, unless the Bank has the right to sell or repledge the collateral it receives, in which case the Bank must return comparable collateral to the pledgor.

As at October 31, 2018, the approximate market value of cash and securities collateral accepted that may be sold or repledged by the Bank was $136 billion (2017 – $115 billion). This collateral is held primarily in connection with reverse repurchase agreements, margin loans, securities lending and derivative transactions. The Bank also borrows securities under standard securities borrowing agreements that it is able to re-pledge. Including these borrowed securities, the approximate market value of securities collateral accepted that may be sold or re-pledged was $183 billion (2017 – $169 billion), of which approximately $29 billion was not sold or re-pledged (2017 – $24 billion).

Collateral pledged

In the normal course of business, securities and other assets are pledged to secure an obligation, participate in clearing or settlement systems, or operate in a foreign jurisdiction. Note 36(d) details the nature and extent of the Bank’s asset pledging activities. Asset pledging transactions are conducted under terms that are common and customary to standard derivative, securities financing, and other borrowing activities. Standard risk management controls are applied with respect to asset pledging.

Assets acquired in exchange for loans

The carrying value of assets acquired in exchange for loans as at October 31, 2018 was $426 million (2017 – $412 million) mainly comprised of real estate and was classified as either held for sale or held for use as appropriate.

(b)	Liquidity risk

Liquidity risk is the risk that the Bank is unable to meet its financial obligations in a timely manner at reasonable prices. The Bank’s liquidity risk is subject to extensive risk management controls and is managed within the framework of policies and limits approved by the Board. The Board receives reports on risk exposures and performance against approved limits. The Asset-Liability Committee (ALCO) provides senior management oversight of liquidity risk.

The key elements of the Bank’s liquidity risk management framework include:

•	liquidity risk measurement and management limits, including limits on maximum net cash outflow by currency over specified short-term horizons;
•	prudent diversification of its wholesale funding activities by using a number of different funding programs to access the global financial markets and manage its maturity profile, as appropriate;
•	large holdings of liquid assets to support its operations, which can generally be sold or pledged to meet the Bank’s obligations;
•	liquidity stress testing, including Bank-specific, global-systemic, and combination systemic/Bank-specific scenarios; and
•	liquidity contingency planning.

The Bank’s foreign operations have liquidity management frameworks that are similar to the Bank’s framework. Local deposits are managed from a liquidity risk perspective based on the local management frameworks and regulatory requirements.

(i)	Commitments to extend credit

In the normal course of business, the Bank enters into commitments to extend credit in the form of loans or other financings for specific amounts and maturities, subject to specific conditions. These commitments, which are not reflected on the Consolidated Statement of Financial Position, are subject to normal credit standards, financial controls and monitoring procedures.

(ii)	Derivative instruments

The Bank is subject to liquidity risk relating to its use of derivatives to meet customer needs, generate revenues from trading activities, manage market and credit risks arising from its lending, funding and investment activities, and lower its cost of capital. The maturity profile of the notional amounts of the Bank’s derivative instruments is summarized in Note 10(b).

(c)	Market risk

Market risk arises from changes in market prices and rates (including interest rates, credit spreads, equity prices, foreign exchange rates and commodity prices), the correlations between them, and their levels of volatility. Market risk is subject to extensive risk management controls, and is managed within the framework of market risk policies and limits approved by the Board. The ALCO and Market Risk Management and Policy Committee oversee the application of the framework set by the Board, and monitor the Bank’s market risk exposures and the activities that give rise to these exposures.

The Bank uses a variety of metrics and models to measure and control market risk exposures. The measurements used are selected based on an assessment of the nature of risks in a particular activity. The principal measurement techniques are Value at Risk (VaR), stress testing, sensitivity analysis and simulation modeling, and gap analysis. The Board reviews results from these metrics quarterly. Models are independently validated internally prior to implementation and are subject to formal periodic review.

VaR is a statistical measure that estimates the potential loss in value of the Bank’s trading positions due to adverse market movements over a defined time horizon with a specified confidence level. The quality of the Bank’s VaR is validated by regular back testing analysis, in which the VaR is compared to theoretical and actual profit and loss results. To complement VaR, the Bank also uses stress testing to examine the impact that abnormally large swings in market factors and periods of prolonged inactivity might have on trading portfolios. The stress testing program is designed to identify key risks and ensure that the Bank’s capital can absorb potential losses from abnormal events. The Bank subjects its trading portfolios to a series of stress tests on a daily, weekly and monthly basis.

In trading portfolios, sensitivity analysis is used to measure the effect of changes in risk factors, including prices and volatility, on financial products and portfolios. In non-trading portfolios, sensitivity analysis assesses the effect of changes in interest rates on current earnings and on the economic value of shareholders’ equity. Simulation modeling under various scenarios is particularly important for managing risk in the deposit, lending and investment products the Bank offers to its retail customers. Gap analysis is used to assess the interest rate sensitivity of the Bank’s retail, wholesale banking and international operations. Under gap analysis, interest rate-sensitive assets, liabilities and derivative instruments are assigned to defined time periods, on the earlier of contractual repricing or maturity dates on the basis of expected repricing dates.

(i)	Non-trading interest rate risk

Interest rate risk, inclusive of credit spread risk, is the risk of loss due to the following: changes in the level, slope and curvature of the yield curve; the volatility of interest rates; mortgage prepayment rates; changes in the market price of credit; and the creditworthiness of a particular issuer. The Bank actively manages its interest rate exposures with the objective of protecting and enhancing net interest income within established risk tolerances. Interest rate risk arising from the Bank’s funding and investment activities is managed in accordance with Board-approved policies and global limits, which are designed to control the risk to net interest income and economic value of shareholders’ equity. The income limit measures the effect of a specified shift in interest rates on the Bank’s annual net income over the next twelve months, while the economic value limit measures the impact of a specified change in interest rates on the present value of the Bank’s net assets. These calculations are based on a constant balance sheet and make no assumptions for management actions that may mitigate the risk.

Interest rate sensitivity

Based on the Bank’s interest rate positions, the following table shows the pro-forma after-tax impact on the Bank’s net interest income over the next twelve months and economic value of shareholders’ equity of an immediate and sustained 100 basis point increase and decrease in interest rates across major currencies as defined by the Bank.

As at October 31 ($ millions)	2018						2017
	Net income			Economic value of equity
	Canadian dollar	Other currencies	Total	Canadian dollar	Other currencies	Total	Net income	Economic value of equity
100 bp increase	$(181)	$76	$(105)	$(458)	$(412)	$(870)	$64	$(354)
100 bp decrease	$177	$(76)	$101	$291	$506	$797	$(67)	$183

(ii)	Non-trading foreign currency risk

Foreign currency risk is the risk of loss due to changes in spot and forward rates, and the volatility of currency exchange rates. Non-trading foreign currency risk, also referred to as structural foreign exchange risk, arises primarily from the Bank’s net investments in self-sustaining foreign operations and is controlled by a Board-approved limit. This limit considers potential volatility to shareholders’ equity as well as the potential impact on capital ratios from foreign exchange fluctuations. On a quarterly basis, the Asset-Liability Committee (ALCO) reviews the Bank’s exposures to these net investments. The Bank may fully or partially hedge this exposure by funding the investments in the same currency, or by using other financial instruments, including derivatives.

The Bank is subject to foreign currency risk on the earnings of its foreign operations. To manage this risk, foreign currency revenues and expenses, which are primarily denominated in U.S. dollars, are projected over a number of future fiscal quarters. The ALCO assesses economic data and forecasts to decide on the portion of the estimated future foreign currency revenues and expenses to hedge. Hedging instruments normally include foreign currency spot and forward contracts, as well as foreign currency options and swaps.

As at October 31, 2018, a one percent increase (decrease) in the Canadian dollar against all currencies in which the Bank operates decreases (increases) the Bank’s before-tax annual earnings by approximately $65 million (October 31, 2017 – $58 million) in the absence of hedging activity, primarily from exposure to U.S. dollars. A similar change in the Canadian dollar as at October 31, 2018 would increase (decrease) the unrealized foreign currency translation losses in the accumulated other comprehensive income in equity by approximately $384 million (2017 – $345 million), net of hedging.

(iii)	Non-trading equity risk

Equity risk is the risk of loss due to adverse movements in equity prices. Equity price risk is often classified into two categories: general equity risk, which refers to the sensitivity of an instrument or portfolio’s value to changes in the overall level of equity prices, and specific equity risk, which refers to that portion of an individual equity instrument’s price volatility that is determined by entity-specific characteristics.

The Bank is exposed to equity risk through its equity investment portfolios, which are controlled by Board-approved portfolio, VaR, and stress-test limits. Equity investments include common and preferred shares, as well as a diversified portfolio of third-party managed funds.

The majority of the Bank’s equity investment portfolios are managed by Group Treasury under the strategic direction of the ALCO. Group Treasury delegates the management of a portion of equity and equity-related portfolios to other external fund managers to take advantage of these fund managers’ expertise in particular market niches and products.

The fair value of equity securities designated at FVOCI is shown in Note 12.

(iv)	Trading portfolio risk management

The Bank’s policies, processes and controls for trading activities are designed to achieve a balance between pursuing profitable trading opportunities and managing earnings volatility within a framework of sound and prudent practices. Trading activities are primarily customer focused.

Market risk arising from the Bank’s trading activities is managed in accordance with Board-approved policies and limits, including aggregate VaR and stress testing limits.

Trading portfolios are marked-to-market in accordance with the Bank’s valuation policies. Positions are marked-to-market daily and valuations are independently reviewed by back office, GRM or finance units on a regular basis. These units also provide profit and loss reporting, as well as VaR and limit compliance reporting to business unit management and executive management for evaluation and action as appropriate. VaR is calculated daily using a 99% confidence level, and a one-day holding period. This means that, once in every 100 days, the trading positions are expected to lose more than the VaR estimate. The Bank calculates general market risk VaR using historical simulation based on 300 days of market data. For debt specific risk VaR, the Bank uses historical resampling. The table below shows the Bank’s VaR by risk factor:

		For the year ended October 31, 2018
($ millions)	As at October 31, 2018	Average	High	Low	As at October 31, 2017
Credit spread plus interest rate	$11.0	$11.6	$17.8	$6.9	$10.1
Credit spread	6.2	7.8	12.2	4.8	6.9
Interest rate	7.7	9.5	17.2	4.3	8.4
Equities	5.8	3.0	15.5	1.2	3.2
Foreign exchange	2.8	3.3	5.8	1.1	2.9
Commodities	1.7	1.6	2.1	1.0	1.3
Debt specific	3.6	3.4	4.2	2.6	3.3
Diversification effect	(11.7)	(10.0)	n/a	n/a	(10.3)
All-Bank VaR	$13.2	$12.9	$18.4	$8.6	$10.6
All-Bank stressed VaR	$44.6	$42.7	$59.0	$26.3	$34.7

Below are the market risk capital requirements as at October 31, 2018.

($ millions)
All-Bank VaR	$124
All-Bank stressed VaR	419
Incremental risk charge	95
Standardized approach	31
Total market risk capital	$669	(1)

(1)	Equates to $8,357 million of risk-weighted assets (2017 – $7,839 million).

(d)	Operational risk

Operational risk is the risk of loss, whether direct or indirect, to which the Bank is exposed due to inadequate or failed internal processes or systems, human error, or external events. Operational risk includes legal and regulatory risk, business process and change risk, fiduciary or disclosure breaches, technology failure, financial crime and environmental risk. Operational risk, in some form, exists in each of the Bank’s businesses and support activities, and can result in financial loss, regulatory sanctions and damage to the Bank’s reputation. The Bank has developed policies, processes and assessment methodologies to ensure that operational risk is appropriately identified and managed with effective controls with a view to safeguarding client assets and preserving shareholder value.